UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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INSPIRED ENTERTAINMENT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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INSPIRED ENTERTAINMENT, INC.
250 West 57th Street, Suite 2223

New York, NY 10107

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

OF INSPIRED ENTERTAINMENT, INC.

To Be Held Friday, July 14, 2017

To the Stockholders of Inspired Entertainment, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting (the “special meeting”) of stockholders of Inspired Entertainment, Inc., a Delaware corporation (“we,” “us,” “our,” “Inspired Entertainment” or the “Company”), will be held Friday, July 14, 2017, at 10:00 A.M. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, NY 10105. You are cordially invited to attend the special meeting for the purpose of considering and voting upon the following proposal:

(1)	Proposal 1 — to approve the Inspired Entertainment Employee Stock Purchase Plan (the “Plan”).

Only holders of record of our common stock at the close of business on June 13, 2017 (the “Record Date”) are entitled to notice of the special meeting and to vote at the special meeting and any adjournments or postponements thereof. A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices, for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

The presence, in person or by proxy, of stockholders entitled to vote a majority of the voting power of our common stock outstanding as of the Record Date shall constitute a quorum for the transaction of business. Stockholders entitled to vote at the special meeting may cast one vote for each share of common stock held by them as of the Record Date.

Approval of the Plan requires the affirmative vote of a majority of the votes cast by the stockholders entitled to vote and present, in person or by proxy, at the special meeting. The Company’s Board of Directors has approved the Plan.

Your attention is directed to the proxy statement accompanying this notice (including the annex thereto) for a more complete description of the subject matters of the proposal. We encourage you to read the proxy statement (including the annex thereto) carefully.

The proxy statement is dated June 27, 2017, and is first being mailed to stockholders on or about June 27, 2017.

By Order of the Board of Directors,

Sincerely,

/s/ A. Lorne Weil
A. Lorne Weil
Executive Chairman of the Board

June 27, 2017

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

OF INSPIRED ENTERTAINMENT, INC.

To Be Held Friday, July 14, 2017

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Inspired Entertainment, Inc., a Delaware corporation (“we,” “us,” “our,” “Inspired Entertainment” or the “Company”), to be used at a special meeting (the “special meeting”) of stockholders of the Company to be held Friday, July 14, 2017, at 10:00 A.M. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, NY 10105, for the purposes set forth in the Notice of Special Meeting of Stockholders accompanying this proxy statement.

Only holders of record of our common stock at the close of business on June 13, 2017 (the “Record Date”) are entitled to notice of the special meeting and to vote at the special meeting and any adjournments or postponements thereof. A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices, for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

The presence, in person or by proxy, of stockholders entitled to vote a majority of the voting power of our common stock outstanding as of the Record Date shall constitute a quorum for the transaction of business. Stockholders entitled to vote at the special meeting may cast one vote for each share of common stock held by them as of the Record Date.

As of the Record Date, the Company had outstanding the following number of voting shares:

Common Stock: 22,390,447 shares

It is essential that stockholders complete, date, sign and return the proxy card or voting instructions they receive in connection with this proxy statement. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If a proxy is executed and returned, it may nevertheless be revoked by a new proxy given later; although, to be effective, such new proxy must be received prior to the special meeting. In addition, any stockholder who attends the special meeting in person may vote by ballot at the meeting (provided that the stockholder has all the authorizations needed in the event the stockholder holds stock through a broker or other intermediary), thereby cancelling any proxy previously given.

We encourage you to read this proxy statement (including the annex hereto) carefully.

This proxy statement is dated June 27, 2017, and is first being mailed to stockholders on or about June 27, 2017.

The principal executive offices of the Company are located at 250 West 57th Street, Suite 2223, New York, NY 10107. All of the Company’s SEC filings, including our proxy statements and periodic reports, are available free of charge at the Company’s website at www.inseinc.com or upon request, without charge, by writing to the Company or by calling (646) 565-3861. You may also access the Company’s filings at the SEC’s website at www.sec.gov.

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PROPOSAL 1

INSPIRED ENTERTAINMENT EMPLOYEE STOCK PURCHASE PLAN

The purpose of the Inspired Entertainment Employee Stock Purchase Plan (the “Plan”) is to encourage and facilitate the ownership of shares of common stock of the Company by eligible employees of the Company and certain subsidiaries of the Company. The Plan is intended to constitute an “employee stock purchase plan” within the meaning of Section 423 of the U.S. Internal Revenue Code (the “Code”); provided, that certain provisions applicable to non-U.S. taxpayers only may vary from the corresponding provisions applicable to U.S. taxpayers.

Our Board of Directors approved the Plan on June 16, 2017.

Plan Description

Certain material terms of the Plan are summarized below. This summary is not a complete description of the Plan, and we encourage you to read the Plan itself carefully. The Plan is attached to this proxy statement as Annex A. Should there be any variations between the summary below and the terms of the Plan itself, the terms of the Plan shall govern.

Administration

The Plan will be administered by the Compensation Committee of the Board (the “Committee”), which shall have the authority and power to adopt, construe and enforce rules and regulations not inconsistent with the provisions of the Plan. In administering the Plan, the Committee will ensure that all Eligible Employees (as defined below) have the same rights and privileges, to the extent required under Section 423(b)(5) of the Code. The Committee shall have the authority to impose restrictions, including lock ups and other transfer restrictions, on shares sold under the Plan. The Committee may delegate to officers or employees of the Company or any Participating Employers (as defined below) the authority to perform such functions as the Committee may determine, to the extent permitted under applicable law.

Eligibility

Separate offerings under the Plan of Company common stock will be conducted during different offering periods, as specified from time to time by the Committee or its designees. During each offering, each Eligible Employee (as defined below) shall be eligible to participate in the Plan; provided that, subject to the requirements of U.S. Treasury Regulation § 1.423-2(f), the Committee may designate separate offerings for some employees, the terms of which differ from the terms of offerings made to other employees, including without limitation to achieve compliance with the legal, tax and other requirements of different jurisdictions in which employees may be located.

“Eligible Employee” means each individual who (a) is an employee of the Company or one of the Company’s subsidiaries that is designated by the Company to be a “Participating Employer” in the initial Plan or by action of the Board at a later time; and (b) is employed on the date that an offering period commences, provided that such employee customarily works (i) more than 20 hours per week and (ii) at least five months during a calendar year. Notwithstanding the foregoing, the term “Eligible Employee” shall not include any individual who, for purposes of Section 423(b)(3) of the Code, is deemed to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company. In the initial Plan, the following Company subsidiaries (and their Italian branches) have been designated as “Participating Employees”: Inspired Gaming (USA) Inc., Inspired Gaming Group Limited, Inspired Gaming (Holdings) Limited, Inspired Gaming (UK) Limited, Inspired Gaming (Italy) Limited, Inspired Gaming (International) Limited and Inspired Gaming (Gibraltar) Limited. As of the Record Date, there are approximately 800 Eligible Employees, with more than 90% of such Eligible Employees located outside the United States.

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The purchase of shares under the Plan shall be funded through payroll deductions on an after-tax basis accumulated during the applicable offering period; provided, however, that with respect to the first offering period after the Plan is approved by stockholders, an Eligible Employee may fund the purchase of shares for that offering period by tendering to the Company by check, or such other means as the Committee shall determine, the full purchase price for the shares to be purchased during such offering period. The Company expects that the first offering period will begin shortly after the Plan is approved and will extend for one or two months, concluding by or in September 2017. By September 17, 2017, the Company is required to confirm to NASDAQ that it has more than 300 stockholders, each of whom has more than 100 Company shares of common stock, in order for the listing of its common stock on NASDAQ to continue. The Company is taking multiple steps to help ensure it meets or exceeds the required number of stockholders by this deadline. One of these steps is to establish the Plan and conduct the first offering period under the Plan as soon as practicable, so that employees are provided on a timely basis with an additional incentive to become stockholders and convenient means for becoming stockholders.

If a Plan participant ceases to be employed by the Company or a Participating Employer during an offering period for any reason (including, without limitation, the participant’s death or retirement), participation in the Plan shall cease and any amounts then credited to a participant’s stock purchase account will be returned to the participant (without interest).

No Eligible Employee may purchase more than $25,000 of shares during any calendar year, based on the market value of such shares as determined at the start of the applicable offering periods; provided, however, that the Committee may, on a uniform and nondiscriminatory basis, limit the number of shares which may be purchased by all participants or by each individual participant with respect to any offering period.

Description of the Shares Offered Under the Plan

The Company’s charter authorizes the issuance of 50,000,000 shares, consisting of 49,000,000 shares of common stock, $0.0001 par value per share, as well as preferred stock. As of the Record Date, there were 22,390,447 shares of common stock issued and outstanding, held of record by approximately 60 holders of common stock, not including DTC participants or beneficial owners holding shares through nominees. As of the Record Date, there were no shares of preferred stock issued. The Company’s common stock is quoted on NASDAQ under the symbol “INSE.” The Company’s charter provides that all shares of common stock will have identical rights, powers, preferences and privileges.

Except as otherwise required by law or as otherwise provided in any certificate of designation for any series of preferred stock, the holders of common stock possess all voting power for the election of our directors and all other matters requiring stockholder action. Holders of common stock are entitled to one vote per share on matters to be voted on by stockholders.

Holders of common stock will be entitled to receive such dividends, if any, as may be declared from time to time by our board of directors in its discretion out of funds legally available therefor. In no event will any stock dividends or stock splits or combinations of stock be declared or made on common stock unless the shares of common stock at the time outstanding are treated equally and identically. The Company has not paid any cash dividends on its common stock to date. The payment of dividends in the future will be dependent upon the Company’s revenues and earnings, capital requirements, general financial condition and debt covenants, and will be within the discretion of the Board.

In the event of a liquidation, dissolution or winding up, our common stockholders will be entitled to share ratably in all assets remaining available for distribution to them after the payment of liabilities and after provision is made for each class of stock, if any, having preference over our common stock. Our common stockholders have no preemptive or other subscription rights.

The Company’s charter provides the Company with the ability to restrict securities ownership by persons who fail to comply with informational or other regulatory requirements under applicable gaming laws, who are found unsuitable by gaming authorities to hold Company’s securities or who could, by holding Company securities, cause the Company or any affiliate to fail to obtain, maintain, renew or qualify for a license, contract, franchise or other regulatory approval from a gaming authority.

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Share Prices under the Plan

Under the plan, participants will be able to purchase shares under the terms set by the Committee or its designees on a periodic basis; provided, that the purchase price for U.S. participants shall not be less than 85% of the market value of the Company’s common stock on the first and last dates of the applicable offering period, whichever is lower. The purchase price for non-U.S. participants shall not be less than 80% of the market value of the Company’s common stock on the first and last dates of the applicable offering period, whichever is lower. The foregoing difference in prices is based on the difference between the maximum share price discount available under an “employee stock purchase plan” within the meaning of Section 423 of the Code, which is 15%, and the 20% share price discount more prevalent in the U.K. market, which is currently the principal non-U.S. market in which the Company and its subsidiaries have employees.

Limitation on Number of Shares Eligible for Purchase under the Plan

The aggregate number of shares that may be purchased under the Plan shall not exceed 500,000. Shares delivered to a participant upon purchase may, at the Company’s discretion, either be newly issued directly from the Company from its authorized but unissued shares or acquired by open market purchase on behalf of the participant. The Company expects to offer only portions of the 500,000 shares from offering period to offering period, and expects to vary the share price discounts (never exceeding maximum discounts set forth above), with the aim of appropriately encouraging share purchases without offering unnecessary discounts. The expected number of participants in the Plan, and the amount of shares they will purchase under the Plan, are not currently determinable.

If in the future the Plan runs low on shares and the Company determines that it would be appropriate to re-load the Plan with additional shares, it would seek stockholder approval of any such re-loading.

Amendment, Termination

The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of stockholders or participants, except that any such action shall be subject to the approval of the Company’s stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if (i) such stockholder approval is required by any law or regulation or the rules of any stock exchange or quotation system on which the shares may then be listed or quoted, (ii) such action will alter the basic structure of the Plan and result in a material benefit to current or future participants (other than alterations which benefit the administration of the Plan, are required to conform to changes in legislation or are necessary to obtain or maintain favorable tax, accounting or regulatory treatment for participants, the Company or any participating employer), or (iii) the Board, in its discretion, otherwise determines to submit changes to the Plan to stockholders for approval; provided, however, that, without the consent of an affected participant, no such action may materially impair the rights of such participant with respect to any shares previously purchased by the participant.

Upon termination of the Plan, any amounts then credited to a participant’s stock purchase account will be returned to the participant (without interest).

Registration under the U.S. Securities Act

If the Plan is approved by stockholders, the Company expects to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) shortly thereafter, such that shares sold under the Plan will be registered in the hands of participants and freely tradable thereafter, subject to transfer restrictions applicable to participants who are “affiliates” of the Company within the meaning of Rule 144 under the U.S. Securities Act of 1933. There can be no assurance that such a registration statement will be filed and become effective under the U.S. securities laws, at any particular time or at all.

Tax Consequences

Nothing in this proxy statement or in the Plan should be construed as tax advice to any prospective purchaser of shares. Each prospective purchaser of shares, including each Eligible Employee who may consider participating in the Plan and purchasing shares under the Plan, should seek, and must depend upon, the advice of his or her own independent tax advisor.

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Material U.S. Federal Income Tax Consequences

Subject to the foregoing, it is the Company’s intention that participation in the Plan would qualify for the favorable federal tax treatment accorded an “employee stock purchase plan” under Section 423 of the Code.

Under these provisions, a participant would be taxed on amounts contributed to the plan for the purchase of shares as if such amounts were actually received as regular compensation. Other than this, no income would be taxable to a participant until disposition of the shares acquired, and the method of taxation would depend upon the holding period of the purchased shares. If the shares were disposed of more than two years after the beginning of the offering period during which the shares were purchased and more than one year after the stock was transferred to the participant, the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the purchase price or (ii) the excess of the fair market value of the stock at the beginning of the offering period during which the shares were purchased over the purchase price, will be treated as ordinary income. Any further gain or any loss would be taxed as a long-term capital gain or loss. Currently, such capital gains are generally subject to lower tax rates than ordinary income.

If the shares were disposed of before the expiration of either of the holding periods described above, the excess of the fair market value of the shares at the end of the offering period during which the shares were purchased over the purchase price would be treated as ordinary income at the time of such disposition. Even if the shares were disposed of for less than their fair market value at the end of such offering period, this amount would be attributed to the participant as ordinary income, and a capital loss would be recognized equal to the difference between the disposition price and the fair market value of the shares at the end of such offering period. Any capital gain or loss recognized by a participant upon such disposition of stock would be long-term or short-term, depending on how long the stock had been held.

There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Plan. The Company is generally entitled to a deduction to the extent such amounts are taxed as ordinary income to a participant upon disposition of the shares.

Non-U.S. Tax Consequences

Subject to the foregoing, it has not been the Company’s intention to constitute the Plan under any legal or tax regimes other than Section 423 of the Code. Therefore, each Eligible Employee who is outside the United States or is otherwise not a U.S. taxpayer, and who may consider participating in the Plan and purchasing shares under the Plan, should seek, and must depend upon, the advice of his or her own independent legal and tax advisor or advisors in all non-U.S. jurisdictions relevant to such employee.

Aggregate Plan Benefits Not Determinable

The benefits to be received by Plan participants as a result of the proposed approval of the Plan are not determinable, because the amounts of future purchases by participants are based on elective participant contributions. No purchase rights have been granted, and no shares of common stock have been issued, with respect to the 500,000 shares for which stockholder approval is sought under this proposal.

Alignment with the Interests of the Company and Stockholders

The Board believes that employee participation in Company ownership will be to the mutual benefit of participating employees and the Company. In particular, the Board believes that participating employees will be incentivized to more closely align their interests with the interests of the Company, which the Board believes will benefit the Company and all its stockholders.

Vote Required for Approval

Approval of the Plan requires the affirmative vote of a majority of the votes cast by the stockholders entitled to vote and present, in person or by proxy, at the special meeting.

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Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN.

INFORMATION ABOUT THE COMPANY

Business Combination

On December 23, 2016 (the “Closing Date”), the Company consummated its previously announced business combination, pursuant to a share sale agreement dated as of July 13, 2016 (the “Sale Agreement”) by and among Hydra Industries Acquisition Corp. and those persons identified on Schedule 1 to the Sale Agreement (the “Vendors”), DMWSL 633 Limited (the “Target Parent”), DMWSL 632 Limited and Gaming Acquisitions Limited. The Sale Agreement provided for the acquisition by the Company of all of the outstanding equity and stockholder loan notes of Inspired Gaming Group (“Inspired”) and its affiliates (together with Inspired, the “Inspired Group”). Inspired, through its subsidiaries, conducts its business under the “Inspired Gaming Group” name. Such acquisition and the other transactions contemplated by the Sale Agreement are referred to collectively as the “Business Combination.”

By virtue of the consummation of the Business Combination, Landgame S.à.r.l. became the largest holder of the Company’s common stock, holding under 50%. At the closing of the Business Combination, the Company, Hydra Industries Sponsor LLC (the “Hydra Sponsor”), MIHI LLC (the “Macquarie Sponsor”) and the Vendors as described in Schedule 4 to the Sale Agreement entered into the Stockholders Agreement, which provides, among other things, for the composition of the Company’s board of directors following the Business Combination and certain related matters, including that the board of directors would initially be comprised of seven directors, three of whom would initially be designated by Landgame S.à.r.l.; one of whom would initially be the then-current Chief Executive Officer of the Company; one of whom would initially be designated by the Hydra Sponsor; and two of whom would initially be designated jointly by the Macquarie Sponsor and the Hydra Sponsor.

Following the Business Combination, the Company changed its name to Inspired Entertainment, Inc. and changed its fiscal year-end to September 30.

The Macquarie Sponsor had previously entered into a contingent forward purchase contract with the Company, dated as of October 24, 2014, which was included as Exhibit 10.12 to the Company’s Current Report on Form 8-K filed with the SEC on October 29, 2014 (the “Macquarie Forward Purchase”), to purchase, in a private placement for gross proceeds of $20,004,347 to occur concurrently with the consummation of the Company’s initial business combination, an aggregate of (i) 2,000,000 units, each unit comprising one share of common stock, one right to receive one-tenth of one share of common stock and one warrant to purchase one-half of one share of common stock, and (ii) 500,000 shares of founders’ common stock. The Macquarie Forward Purchase was consummated concurrently with the consummation of the Business Combination.

The Company’s Current Report on Form 8-K, filed with the SEC on December 30, 2016, contains additional information concerning the Business Combination and related matters, and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table shows, as of June 19, 2017, the beneficial ownership interest of: (i) stockholders owning more than 5% of the Company’s common stock; (ii) each of the Company’s directors; (iii) each named executive officer (as identified later in this proxy statement under “Executive Compensation — Summary Compensation Table”); and (iv) all directors and executive officers as a group (including executive officers not listed by name in this table).

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Name of Beneficial Owner	Amount of Shares of Common Stock (1)		Percent of Class
Landgame S.à.r.l.	10,048,344	(2)	44.88
MIHI LLC	4,023,750	(3)	17.20
HG Vora Special Opportunities Master Fund, Ltd.	2,906,500	(4)	12.75
Harwood Capital LLP	1,187,532	(5)	5.30
A. Lorne Weil	5,337,195	(6)	20.27
Luke L. Alvarez	1,076,992	(7)	4.81
David G. Wilson	0		-
Steven R. Rogers	0		-
Nicholas Hagen	3,657	(8)	*
M. Alexander Hoye	1,384	(9)	*
Ira H. Raphaelson	4,389	(10)	*
John M. Vandemore	4,023	(11)	*
Roger D. Withers	4,123	(12)	*

All directors and executive officers as a group (13 persons)	6,581,763	(13)	24.99

* Less than 1% of outstanding shares of common stock.

(1)	Derivative securities that are exercisable or convertible into shares of common stock within 60 days of this table, such as shares underlying warrants and vested restricted stock units (“RSUs”), are deemed to be beneficially owned and outstanding for purposes of computing the ownership of the person holding such securities, but are not deemed outstanding for purposes of computing the ownership of any other person. The shares that were issued pursuant to grants of restricted stock under the Company’s applicable incentive plan are included in the number of outstanding shares of common stock (such shares carry voting rights but remain subject to vesting requirements, including based on satisfaction of stock price performance targets).

(2)	Based on a Schedule 13D filed with the SEC on January 3, 2017. Vitruvian I Luxembourg S.à.r.l. VIP I Nominees Limited and Vitruvian Partners LLP may be deemed to beneficially own or otherwise exercise dispositive powers with respect to the shares held by Landgame S.à.r.l. The business address of Vitruvian Partners LLP is 105 Wigmore Street, London W1U 1QY, U.K.

(3)	Based on a Schedule 13G filed on with the SEC on January 3, 2017. Includes 1,000,000 shares underlying 2,000,000 warrants. Macquarie Group Limited is the ultimate indirect parent of MIHI LLC and may be deemed to beneficially own or otherwise exercise dispositive powers with respect to the shares held by MIHI LLC. The principal business address of MIHI LLC is 125 West 55th Street, New York, NY 10019.

(4)	Based on a Form 4 filed with the SEC on January 11, 2017 and a Schedule 13G/A filed with the SEC on February 14, 2017. Includes 400,000 shares underlying 800,000 warrants. The business address for HG Vora Capital Management, LLC, the investment manager for HG Vora Special Opportunities Master Fund, Ltd., is 330 Madison Avenue, 23rd Floor, New York, NY 10017.

(5)	Based on a Schedule 13G filed with the SEC on January 17, 2017. Pursuant to an investment management agreement, Harwood Capital LLP maintains investment and voting power with respect to the securities held by certain investment funds and managed accounts it manages and/or owns and, accordingly, may be deemed to beneficially own such shares. The business address of Harwood Capital LLP is 6 Stratton Street, London WIJ 8LD, U.K.

(6)	Based on a Schedule 13D filed with the SEC on June 9, 2017. Includes 926,272 shares of restricted stock granted to Mr. Weil and 2,100,000 shares underlying 4,200,000 warrants held by Mr. Weil. Also includes 476,308 shares and 1,834,615 shares underlying 3,669,230 warrants held by Hydra Industries Sponsor LLC, as to which Mr. Weil has sole voting and dispositive power and which he may be deemed to beneficially own. Mr. Weil is the managing director of Hydra Industries Sponsor LLC, whose membership interests are owned by Mr. Weil and Mr. Weil’s children or trusts for their benefit.

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(7)	Includes 926,272 shares of restricted stock granted to Mr. Alvarez.

(8)	Reflects 2,438 vested RSUs and 1,219 RSUs scheduled to vest on July 1, 2017.

(9)	Reflects 364 vested RSUs and 1,020 RSUs scheduled to vest on July 1, 2017.

(10)	Reflects 2,926 vested RSUs and 1,463 RSUs scheduled to vest on July 1, 2017.

(11)	Reflects 2,682 vested RSUs and 1,341 RSUs scheduled to vest on July 1, 2017.

(12)	Reflects 100 shares, 2,682 vested RSUs and 1,341 RSUs scheduled to vest on July 1, 2017.

(13)	Includes an aggregate of 2,002,544 shares of restricted stock granted to executive officers of the Company, including Messrs. Weil and Alvarez; an aggregate of 17,476 RSUs granted to directors of the Company, 6,384 of which are scheduled to vest on July 1, 2017; and an aggregate of 3,934,615 shares underlying warrants that Mr. Weil may be deemed to beneficially own (see footnote 6 above).

Company Incentive Plans

The following table sets forth certain information concerning the Company’s two existing equity compensation plans as of the end of the Company’s last completed fiscal quarter on March 31, 2017. As of the end of the Company’s most recently completed fiscal year on September 24, 2016, the Company had no equity compensation plans. All numbers of securities in the table refer to shares of common stock:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	2,763,533	(1)	15,285

Equity compensation plans not approved by security holders	107,914	(1)	92,086

Total	2,871,447	(1)	107,371

(1) All plan awards consisted of shares of restricted stock or restricted stock units.

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The Company has one existing equity compensation plan that has not yet been submitted to stockholders for approval. This plan, designated the Second Long-Term Incentive Plan (the “Second Incentive Plan”), was approved by the Company’s directors on December 22, 2016. The terms of the Second Incentive Plan are substantially similar to those of the Company’s 2016 Long-Term Incentive Plan (the “Incentive Plan”), which was approved by the Company’s stockholders effective upon closing of the Company’s Business Combination on December 23, 2016. The description of the Incentive Plan set forth in our definitive proxy statement filed with the SEC on November 23, 2016, in the section of that proxy statement entitled “Incentive Plan Proposal”, is incorporated herein by reference.

The Second Incentive Plan was adopted principally in order to provide a mechanism through which certain management bonuses due in cash to certain members of management of Inspired Gaming Group upon consummation of the Business Combination could be paid partially in stock in order to preserve liquidity in the Company. Under such arrangement, certain members of management entitled to such cash bonuses agreed to accept 50% of their bonuses in cash at closing and 50% in Restricted Stock Units issued under the Second Incentive Plan, subject to the approval of the Second Incentive Plan by the Company’s stockholders.

Executive Compensation

We are an “emerging growth company,” as defined in the U.S. Jumpstart Our Business Startups Act of 2012, or the JOBS Act. As such, we are eligible for certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, reduced disclosure obligations regarding executive compensation, including the requirement to include a specific form of Compensation Discussion and Analysis. We have elected to take advantage of the scaled disclosure requirements available to emerging growth companies.

Summary Compensation Table

The following table sets forth information concerning compensation awarded to, earned by or paid to our principal executive officer and our two other most highly compensated executive officers during the last completed fiscal year, collectively referred to as “named executive officers” in this proxy statement, for all services rendered in all capacities to us and our subsidiaries for the Company’s two most recent fiscal years:

	Year (1)	Salary ($)		Bonus ($)(3)	Stock Awards ($)		Option Awards ($)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)		Total ($)
Luke Alvarez	2016	555,960	(2)	-		(4)	-	-	-	7,006	(5)	562,966
President and Chief Executive Officer	2015	516,608		93,042	-		-	-	-	68,886	(6)	678,516

David Wilson	2016	361,196		-		(4)	-	-	-	94,694	(7)	455,890
Chief Operating Officer	2015	317,925		77,535	-		-	-	-	89,725	(8)	485,185

Steven Rogers	2016	361,175		86,676		(4)	-	-	-	77,418	(9)	525,269
Chief Commercial Officer – Digital Games	2015	277,616		77,535	-		-	-	-	65,461	(10)	420,612

(1)    All payments in the “Summary Compensation Table” were made to the named executive officers in GPB. The amounts provided in the table are based on the average of HM Revenue and Customs (“HMRC”) rates for the fiscal year ended September 24, 2016 of 1.4446 US Dollars per GPB and for the fiscal year ended September 26, 2015 of 1.5507 US Dollars per GPB.

(2)    Includes $24,077 received as compensation in connection with Board services.

(3)    The named executives were entitled to receive bonuses under the Inspired Gaming (UK) Limited ("IGG") Executive Team Bonus Plan in amounts up to 50% of their base salaries for the applicable year which were comprised of two components: IGG's performance against targets; and the executive's personal performance against targets, and were subject to the discretion of the chief executive officer and to Board approval. The corporate performance targets were not achieved and, as such, the amounts shown were discretionary.

(4)   In December 2015, a restructuring of the management shareholding structure of Inspired was undertaken. This resulted in management being issued new shares in Inspired and certain growth shares in Inspired Gaming Group Limited. Such shares were gifted back to Inspired and re-designated as deferred shares. The fair value of the shares was determined to be de minimis and resulted in no compensation expense. See Note 15 to the Consolidated Financial Statements of DMWSL 633 Limited included in the Current Report on Form 8-K of the Company, filed with the SEC on December 30, 2016.

(5)    Consists of (i) health insurance premiums of $6,872 and (ii) life insurance premiums for coverage under a group policy of $134.

(6)    Consists of (i) contributions to the executive’s pension scheme of $31,918, (ii) an allowance for use of a personal vehicle of $32,704, (iii) health insurance premiums of $4,100 and (iv) life insurance premiums for coverage under a group policy of $144.

(7)    Consists of (i) contributions to the executive’s pension scheme of $54,173, (ii) an allowance for use of a personal vehicle of $36,794, (iii) healthcare contributions of $ 1,803 and (iv) life insurance premiums for coverage under a group policy of $1,924.

(8)    Consists of (i) contributions to the executive’s pension scheme of $47,689, (ii) an allowance for use of a personal vehicle of $38,961, (iii) health insurance premiums of $1,309 and (iv) life insurance premiums for coverage under a group policy of $1,766.

(9)    Consists of (i) contributions to the executive’s pension scheme of $54,173, (ii) an allowance for use of a personal vehicle of $19,869, (iii) health insurance premiums of $1,460 and (iv) life insurance premiums for coverage under a group policy of $1,916.

(10)    Consists of (i) contributions to the executive’s pension scheme of $41,642, (ii) an allowance for use of a personal vehicle of $21,040, (iii) health insurance premiums of $1,047 and (iv) life insurance premiums for coverage under a group policy $1,732.

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Employment Service Agreements

The Company currently has employment service agreements with each of the named executive officers. We have included below descriptions of the current employment service agreements for each of these named executive officers.

Service Agreement Amendment and Letter Agreement with Luke L. Alvarez, President and Chief Executive Officer

On March 23, 2017, Inspired Gaming (Gibraltar) Limited (“Gaming Gibraltar”), a subsidiary of the Company, and Luke L. Alvarez, the President and Chief Executive Officer of the Company, amended that certain Service Agreement, dated April 1, 2015, by and between Gaming Gibraltar and Mr. Alvarez, with an effective date of January 1, 2017. Under the terms of such agreement, as amended, Mr. Alvarez’s annual base salary is £478,736 per year, with a target annual bonus of not less than 100%, and a maximum annual bonus of not more than 200%, of £525,000, subject to performance goals determined by the compensation committee of the board of directors of the Company (the “Committee”).

Each party is required to give 12 months’ notice of termination of employment; provided that the Company may at its absolute discretion elect to terminate the employment of Mr. Alvarez with immediate effect on or at any time after giving notice by paying to Mr. Alvarez the salary and other benefits contractually due to him (or an amount equal to the cash value thereof) in lieu of notice in respect of the notice period or, if less, the notice period still outstanding. If Mr. Alvarez leaves, or is required to leave, his employment as a result of injury, disability, ill-health, retirement or redundancy, or is otherwise dismissed (unless Mr. Alvarez is dismissed for gross misconduct or voluntarily resigns before the end of the current fiscal year), Mr. Alvarez would be entitled to receive a pro-rated annual bonus during the twelve-month contractual notice period as if all of the performance conditions of such bonus had been satisfied.

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In addition, on March 23, 2017, DMWSL 633 Limited, a subsidiary of the Company, and Mr. Alvarez entered into a letter agreement, pursuant to which, effective January 1, 2017, Mr. Alvarez receives an annual fee of £46,264 per year, in connection with Mr. Alvarez’s position as director of such entity.

Service Agreement with David G. Wilson, Chief Operating Officer

On October 1, 2008, Inspired Gaming (UK) Limited, a subsidiary of the Company, and David G. Wilson, the Chief Operating Officer, entered into a Service Agreement. Under the terms of such agreement, as amended, Mr. Wilson’s base salary is £250,000 per year. Mr. Wilson’s may be entitled to a bonus at such times and subject to such conditions as the Committee may in its absolute and sole discretion decide, taking into account the profit and cash flow performance of the Company against budget and other factors it reasonably considers appropriate from time to time. For fiscal 2017, the Committee approved a target annual bonus of not less than 75%, and a maximum annual bonus of not more than 100%, of his annual base salary, subject to performance goals determined by the Committee. Mr. Wilson may also be invited to participate in such share option arrangements as may be operated from time to time by the Company at the sole discretion of the Committee. The Company will also pay a sum equal to 15% of Mr. Wilson’s base annual salary per year as a pension contribution to a scheme of his choice. In addition, the Company provides Mr. Wilson with an allowance for use of a personal vehicle of £25,756.

Each party is required to give 12 months’ notice of termination of employment; provided that the Company may at its absolute discretion elect to terminate the employment of Mr. Wilson with immediate effect on or at any time after giving notice by paying to Mr. Wilson his salary and other benefits contractually due to him (or an amount equal to the cash value thereof) in lieu of notice in respect of the notice period or, if less, the notice period still outstanding.

Service Agreement with Steve Rogers, Chief Commercial Officer, Digital Games

On March 18, 2009, Inspired Gaming (UK) Limited, a subsidiary of the Company, and Steve Rogers, Chief Commercial Officer, Digital Games, entered into a service agreement. Under the terms of such agreement, as amended, Mr. Rogers’ base salary is £250,000 per year. Mr. Rogers’ may be entitled to a bonus at such times and subject to such conditions as the Committee may in its absolute and sole discretion decide, taking into account the profit and cash flow performance of the Company against budget and other factors it reasonably considers appropriate from time to time. For fiscal 2017, the Committee approved a target annual bonus of not less than 75%, and a maximum annual bonus of not more than 100%, of his annual base salary, subject to performance goals determined by the Committee. Mr. Rogers may also be invited to participate in such share option arrangements as may be operated from time to time by the Company at the sole discretion of the Committee. The Company will also pay a sum equal to 15% of Mr. Rogers’ base annual salary per year as a pension contribution to a scheme of his choice. In addition, the Company provides Mr. Rogers with an allowance for use of a personal vehicle of £13,500.

Each party is required to give 12 months’ notice of termination of employment; provided that the Company may at its absolute discretion elect to terminate the employment of Mr. Rogers with immediate effect on or at any time after giving notice by paying to Mr. Rogers his salary and other benefits contractually due to him (or an amount equal to the cash value thereof) in lieu of notice in respect of the notice period or, if less, the notice period still outstanding.

Additional Termination Provisions and Covenants

In addition, the employment of each of the named executive officers may be terminated by the Company immediately without notice or payment in lieu of notice if such named executive officer:

•	commits any serious or persistent material breach of the terms of his service agreement (after receiving prior written warning of the nature of such breach and having been given a reasonable opportunity to rectify it);
•	is guilty of any serious negligence or gross misconduct in connection with or affecting the business or affairs of the Company or any affiliate for which he is required to perform duties;
•	is guilty of conduct which seriously damages (or which in the reasonable opinion of the Board is likely to seriously damage) the interests of the Company or its shareholders or any affiliate or which brings (or in the reasonable opinion of the Board is likely to bring) himself or the Company or its shareholders or any affiliate into material disrepute or results in him failing or ceasing to be acceptable as a director or officer of any affiliated company to any relevant regulatory body governing the activities of any affiliated company;
•	is convicted of an arrestable criminal offence (other than an offence under road traffic legislation in the United Kingdom or elsewhere for which a non-custodial penalty is imposed);

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•	is adjudged bankrupt or insolvent or makes any arrangement or composition with his creditors;
•	is or becomes prohibited by law from being a director;
•	voluntarily resigns as a director of the Company; or
•	commits or has committed any material breach of the organizational documents of the Company.

Each named executive officer shall continue to be paid his salary during any period of absence of work due to sickness, injury or other incapacity up to a maximum of 26 weeks in aggregate in any period of 52 consecutive weeks.

Under the service agreements, the named executive officers are subject to certain covenants, including, but not limited to, a covenant not to enter into a competing business in the case of Mr. Alvarez, for a period of six months, and in the case of Messrs. Wilson and Rogers, for a period of three months after the date of termination of his employment, a covenant not to solicit suppliers, senior management or customers for a period of six months after the date of termination of his employment.

Outstanding Equity Awards at 2016 Fiscal Year-End

There were no equity awards outstanding as of September 24, 2016 for the named executive officers.

Director Compensation

In fiscal 2017, upon the closing of the Business Combination, the Company adopted a compensation program for non-employee directors, which provides for payment of annual cash retainers of $50,000 and annual grants of restricted stock units having an aggregate grant date value of $50,000, subject to adjustment based on the market price of the Company’s stock. Directors who chair a Committee of the Board or serve as the lead independent director receive additional amounts of $5,000 as an annual retainer and $5,000 as an annual equity award, subject to adjustment based on the market price of the Company’s stock.

The following table sets forth information concerning all compensation awarded to, earned by, or paid to, the directors of Inspired, prior to the Business Combination (other than Messrs. Alvarez and Wilson who were also directors of Inspired prior to the Business Combination and whose compensation is disclosed in the Summary Compensation Table), during the fiscal year ended September 24, 2016.

	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)	Non- Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(1)		Total ($)(1)
Ian Riley	85,231	(2)	-	-	-	-		85,231
Philip M. Russmeyer	85,231	(3)	-	-	-	-		85,231
James W. O’Halleran	36,115		-	-	-	235,332	(4)	271,447
Jeremy Brade	72,230	(5)	-	-	-			72,230

(1) All payments in this table were made to the directors in GPB. The amounts provided in the table are based on the average of HMRC rates for the fiscal year ended September 24, 2016 of 1.4446 US Dollars per GPB.

(2) Represents amounts paid to Vitruvian Partners LLP on behalf of Vitruvian Directors I Limited (“Vitruvian I”) as a fee in respect of service on the Board of Directors of Inspired. Mr. Riley was an appointed representative of Vitruvian I.

(3) Represents amounts paid to Vitruvian Partners LLP on behalf of Vitruvian Directors II Limited (“Vitruvian II”) as a fee in respect of service on the Board of Directors of Inspired. Mr. Russmeyer was an appointed representative of Vitruvian II.

(4) Represents consulting fees paid to Loxley Strategic Consulting Limited, a firm owned by Mr. O’Halleran, which provides services to Inspired Gaming (UK) Limited in the areas of government relations, compliance, management and strategy.

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(5) Represents amounts paid to Harwood Capital LLP (“Harwood”) as a fee in respect of service on the Board of Directors of Inspired. Mr. Brade was an appointed representative of Harwood.

There were no outstanding stock options or stock awards held by Inspired directors as of September 24, 2016.

The Company enters into indemnification agreements with its directors in consideration of their agreement to serve on the Board. Each such agreement is in substantially the form included as Exhibit 10.4 to the Company's Current Report on Form 8-K filed with the SEC on December 30, 2016, and provides for indemnification to the fullest extent permitted under Delaware law for certain liabilities arising out of a director’s affiliation with the Company.

Compensation Committee

Messrs. Withers, Raphaelson, Vandemore and Hoye serve on the Compensation Committee of the board of directors (the “Committee”). None of our officers or employees serve as members of the Committee. None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or the Committee.

We have adopted a Committee charter, available on our website, which details the principal functions of the Committee. The Committee shall, among its duties and responsibilities as may be delegated to the Committee by the Board, and in addition to any duties and responsibilities imparted to the Committee by the SEC or any other applicable regulator or any applicable laws:

•	determine, in executive session at which (at the Committee’s sole discretion) the executives of the Company that report to the Board (the “Executives”) are not present, the compensation for the Executives;

•	review and determine the compensation of the executive officers and, as deemed appropriate, other employees and consultants of the Company other than the Executives based upon the joint recommendation of the Executive Chairman and Chief Executive Officer and such other customary factors that the Committee deems necessary or appropriate;

•	recommend and/or determine (as the case may be) awards and/or bonuses to be granted to the executive officers and, as deemed appropriate, other employees of and consultants the Company under the Company’s equity plans and other compensation or benefit plans or policies as approved by the Committee;

•	approve the overall amount or percentage of plan and/or bonus awards, including associated performance metrics, to be granted to all Company employees and delegate to the Company’s executive management the right and power to specifically grant such awards to each Company employee within the aggregate limits and parameters set by the Committee;

•	review and evaluate the performance of the executive officers of the Company;

•	review and approve the design of other benefit plans pertaining to executives and employees of the Company;

•	approve the amendment or modification of any compensation or benefit plan pertaining to executives or employees of the Company that does not require stockholder approval;

•	review and recommend to the Board the adoption of or changes to the compensation of the Company’s independent directors;

•	approve all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company’s executive officers and employees;

•	review the form, terms and provisions of employment and similar agreements with the Company’s executive officers and any amendments thereto; and

•	prepare an annual Committee report for inclusion in the Company’s proxy and annual report on Form 10-K.

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VOTING INFORMATION

No Additional Matters May Be Presented at the Special Meeting

The special meeting has been called to consider the approval of the Plans. Under our By Laws, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meeting.

How to Vote

Your shares may be voted over the Internet in accordance with the instructions provided in the proxy materials furnished to you. The Internet address for stockholders who hold shares in their own name (and not through a broker or other nominee) is www.cstproxyvote.com. Stockholders holding shares in a brokerage account may vote via the instructions they receive from their brokers. Stockholders may also submit their vote by completing, dating, signing and mailing the enclosed form of proxy provided to you.

The Company will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or by telephone, and the Company may pay persons holding shares of the Company for their expenses in sending solicitation materials on behalf of the Company.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” the proposal.

If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or is marked with an abstention (collectively, “abstentions”), then the Company’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business, and such abstentions will also constitute a vote “against” the proposal, because of the particular voting standards applicable to that proposal.

Who Can Answer Your Questions

If you have any questions, please contact us at 646-565-3861. If you have questions about shares held in your own name, please contact our transfer agent, Continental Stock Transfer & Trust Company, at (212) 509-4000.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

STOCKHOLDERS ARE URGED TO VOTE AS SOON AS POSSIBLE VIA THE INTERNET

OR BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED FORM OF PROXY

IN THE ENCLOSED STAMPED ENVELOPE.

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ANNEX A

INSPIRED ENTERTAINMENT

EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. The purpose of the Inspired Entertainment Employee Stock Purchase Plan (the “Plan”), as adopted by the Board of Directors of the Company (the “Board”) and subsequently approved by the shareholders of Inspired Entertainment, Inc. (the “Company”), is to encourage and facilitate the ownership of ordinary shares of the Company by eligible employees of the Company and Participating Employers. The Board believes that employee participation in ownership will be to the mutual benefit of the employees and the Company. The Plan is intended to constitute an “employee stock purchase plan” within the meaning of Section 423 of the Code; provided, that certain provisions applicable to non-U.S. taxpayers only are attached hereto as Appendix A.

2. Definitions. Terms not otherwise defined herein shall have the meaning set forth below:

“Code” means the U.S. Internal Revenue Code of 1986, as amended, and the rulings issued and regulations promulgated thereunder.

“Committee” means the committee appointed by the Board to administer the Plan or, if no such committee has been appointed by the Board, the Board. Unless altered by an action of the Board, the Committee shall be the Compensation Committee of the Board.

“Compensation” means, with respect to any paycheck, either (i) the portion thereof representing the gross remuneration paid for services rendered, or (ii) the portion thereof representing base salary or regular wages, as determined by the Committee.

“Eligible Employee” means an Employee who is employed on an Offering Date; provided, that such Employee customarily works (i) more than 20 hours per week and (ii) at least five months during a calendar year.

“Employee” means each individual who is an employee of the Company or a Participating Employer; provided, however, that the term Employee shall not include any individual who, for purposes of Section 423(b)(3) of the Code, is deemed to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

“Market Value” means the last sales price of a Share or, if unavailable, the average of the closing bid and asked prices per Share at the end of regular trading on such date (or, if there was no trading or quotation in the Shares on such date, on the next preceding date on which there was trading or quotation), as provided by the United States national securities exchange or interdealer quotation system on which the Shares are listed or quoted.

“Offering” means each separate offering of Shares under the Plan that occurs during each Offering Period.

“Offering Date” means the date on which each Offering Period is to commence, as determined by the Committee.

“Offering Period” means a period of such duration as determined by the Committee; provided, however, that the duration of an Offering Period shall not exceed (i) 27 months, where the Purchase Price is set by reference to the lower of the Market Price on the Offering Date or the Purchase Date, or (ii) five years, where the Purchase Price is set solely by reference to the Market Price on the Purchase Date. Offering Periods may run consecutively or may overlap, as determined by the Committee.

“Participant” means each Eligible Employee who elects to participate in the Plan.

“Participating Employer” means the following Company subsidiaries (and their Italian branches): Inspired Gaming (USA) Inc., Inspired Gaming Group Limited, Inspired Gaming (Holdings) Limited, Inspired Gaming (UK) Limited, Inspired Gaming (Italy) Limited, Inspired Gaming (International) Limited and Inspired Gaming (Gibraltar) Limited, and any entity which is a “related corporation” (within the meaning of U.S. Treasury Regulation § 1.421-1(i)(2)) with respect to the Company, and which the Company, by action of the Board, approves for participation in the Plan.

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“Purchase Agreement” means the document prescribed by the Committee pursuant to which an Eligible Employee has enrolled to be a Participant for an Offering Period.

“Purchase Date” means the last day of each Offering Period, and such interim dates, as determined by the Committee, on which Shares are purchased pursuant to the Plan.

“Purchase Price” shall mean the price at which a Share shall be purchased on each Purchase Date, the method for determining which shall be set in advance of each Offering by the Committee; provided, however, that the Purchase Price shall not be less than 85% of the Market Value on the (i) Offering Date, or (ii) Purchase Date, whichever is lower.

“Share” means a share of the Company’s common stock, par value $0.0001 per share.

“Stock Purchase Account” means a noninterest bearing bookkeeping entry established by the Company or Participating Employer, which shall record all amounts deducted from a Participant's Compensation or otherwise contributed by the Participant for the purpose of purchasing Shares for such Participant under the Plan, reduced by all amounts applied to the purchase of Shares for such Participant under the Plan. Neither the Company nor any Participating Employer shall be required to segregate or set aside any amounts so deducted or contributed, and such bookkeeping entry shall not represent an interest in any assets of the Company or a Participating Employer. All deducted or contributed amounts shall remain part of the general assets of the Company or a Participating Employer until they are applied to purchase Shares under the Plan, and until such time may be used for any corporate purpose.

3. Administration.

(a) The Plan shall be administered by the Committee which shall have the authority and power to adopt, construe, and enforce rules and regulations not inconsistent with the provisions of the Plan. In administering the Plan, the Committee shall ensure that all Eligible Employees have the same rights and privileges, to the extent required under Section 423(b)(5) of the Code. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, Participating Employers, Participants, and any person claiming any rights under the Plan from or through any Participant, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. The Committee may delegate to officers or employees of the Company or any Participating Employers the authority, subject to such terms as the Committee shall determine, to perform such functions as the Committee may determine, to the extent permitted under applicable law.

(b) Each member of the Committee shall be entitled, in good faith, to rely or act upon any report or other information furnished to him by any officer or other employee of the Company, any Participating Employer, the Company’s independent certified public accountants or any consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

4. Eligibility and Participation.

(a) During each Offering, each Eligible Employee shall be eligible to participate in the Plan. Subject to the requirements of U.S. Treasury Regulation § 1.423-2(f), the Committee may designate separate Offerings for some Employees, the terms of which differ from the terms of Offerings made to other Employees, including without limitation to achieve compliance with the legal, tax and other requirements of different jurisdictions in which Employees may be located.

(b) Each Eligible Employee may elect to participate in an Offering by completing a Purchase Agreement at such time and in such form as determined by the Committee.

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(c) Unless otherwise determined by the Committee, the purchase of Shares under the Plan shall be funded solely through payroll deductions on an after-tax basis accumulated during the Offering Period; provided, however, that with respect to the first Offering Period after the Effective Date, an Eligible Employee may fund the purchase of Shares for that Offering Period by tendering to the Company by check or such other means as the Committee shall determine, the full Purchase Price for the Shares to be purchased during such Offering Period. In a Purchase Agreement, except to the extent not applicable with respect to the first Offering Period after the Effective Date, an Eligible Employee shall designate the amount of Compensation to be deducted from each paycheck, subject to such minimum or maximum limits as may be set by the Committee on a uniform basis. Such payroll deductions (or in the case of the first Offering Period after the Effective Date of the Plan, the amount tendered by check or other means) shall be credited to the Participant’s Stock Purchase Account, and shall accumulate without interest thereon. Increases or decreases to a Participant’s rate of payroll deduction during an Offering Period may be permitted in the discretion of the Committee, based on uniform rules to be established by the Committee.

(d) Any Participant may voluntarily withdraw from the Plan by filing a notice of withdrawal with the Committee at such time in advance as the Committee may specify. In the event of such a withdrawal, payroll deductions shall cease as soon as administratively feasible and amounts, if any, standing to the credit of the Participant in his or her Stock Purchase Account shall be used to purchase Shares on the next Purchase Date in accordance with Section 5.

(e) If a Participant ceases to be employed by the Company or a Participating Employer during an Offering Period for any reason (including, without limitation, the Participant’s death or retirement), participation in the Plan shall cease and the entire amount, if any, standing to the Participant’s credit in his or her Stock Purchase Account shall be returned to the Participant or the Participant’s legal representative (without interest). To the extent provided by the Committee, if a Participant remains employed by the Company or a Participating Employer, but ceases to be an Eligible Employee, the Participant may continue to participate in the Plan through the end of the Offering Period in which such cessation occurs, but may participate thereafter only if the Participant again becomes an Eligible Employee.

5. Purchase of Shares. Subject to Section 6, on any Purchase Date, there shall be purchased on behalf of each Participant that number of Shares which equals the amount then credited to each Participant’s Stock Purchase Account divided by the Purchase Price (rounded down to the nearest whole Share). Any amounts not so applied (i.e., that would result in a fractional Share) shall remain in the Participant’s Stock Purchase Account.

6. Limitations.

(a) The aggregate number of Shares that may be purchased under the Plan shall not exceed 500,000. Shares delivered to a Participant upon purchase may, at the Company's discretion, either be newly issued directly from the Company from its authorized but unissued Shares or acquired by open market purchase on behalf of the Participant.

(b) No Eligible Employee shall be allowed to purchase a number of Shares during any calendar year with a Market Value (determined at the start of the Offering Period) which exceeds $25,000, provided, however, that the Committee may, on a uniform and nondiscriminatory basis, limit the number of Shares which may be purchased by all Participants or by each individual Participant with respect to any Offering Period.

In order to satisfy the foregoing limitations, the Committee shall have the right to (i) decrease or suspend a Participant’s payroll deductions, (ii) not apply all or any portion of a Participant’s Stock Purchase Account toward the purchase of Shares, and (iii) repurchase Shares previously purchased by a Participant at the Purchase Price paid by the Participant. To the extent that the Committee exercises its rights under the foregoing sentence, any such method shall be applied on a uniform basis.

7. Restrictions on Shares. Shares purchased by a Participant shall, for all purposes, be deemed to have been issued at the close of business on the relevant Purchase Date. Prior to that time, none of the rights or privileges of a stockholder of the Company shall inure to the Participant with respect to such Shares. All Shares purchased under the Plan shall be delivered by the Company in a manner as determined by the Committee and may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market on a Participant’s behalf. The Committee shall have the authority to determine the restrictions, if any, to which Shares shall be subject (including lock-ups and other transfer restrictions), and may condition the delivery of the Shares upon the execution by the Participant of any agreement providing for such restrictions and/or require that the Shares be held in a brokerage or custodial account established with a broker or other custodian selected by the Committee in order to enforce such restrictions.

8. Adjustments.

(a) In the event that the Committee shall determine that any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of Shares or other securities, stock dividend or other special, large and non-recurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in a manner consistent with such transaction as it may deem equitable, adjust any or all of (i) the limitations on the number of Shares that may be purchased under Sections 6(a) and (b), (ii) the kind of Shares reserved for purchase under the Plan, and (iii) the determination of the Purchase Price.

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(b) If the Shares shall cease for any reason to be listed on any nationally recognized stock exchange or quotation system in the United States, any Offering hereunder shall thereupon terminate, and the balance then standing to the credit of Participants in their Stock Purchase Accounts shall be returned to them (without interest).

9. General Provisions.

(a) Compliance with Laws and Obligations. The Company shall not be obligated to issue or deliver Shares under the Plan in a transaction subject to the requirements of any applicable securities law, any requirement under any listing agreement between the Company and any national securities exchange or interdealer quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

(b) Nonalienation. The right to purchase Shares under the Plan is personal to the Participant, is exercisable only by the Participant during the Participant’s lifetime except as hereinafter set forth, and may not be assigned or otherwise transferred by the Participant. Notwithstanding the foregoing, there shall be delivered to the executor, administrator or other personal representative of a deceased Participant such Shares and such residual balance as may remain in the Participant’s Stock Purchase Account as of the date the Participant’s death occurs. However, such representative shall be bound by the terms and conditions of the Plan as if such representative were a Participant.

(c) Taxes. The Company or any Participating Employer shall be entitled to require any Participant to remit, through payroll withholding or otherwise, any tax that it determines it is so obligated to collect with respect to the purchase or subsequent sale of Shares, and the Committee shall institute such mechanisms as shall insure the collection of such taxes. If Shares acquired with respect to an Offering are sold or otherwise disposed of within two years after the Offering Date or within one year after the Purchase Date, the holder of the Shares immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require in order to secure any deduction then available against the Company’s or any other corporation’s taxable income. The Committee may impose such procedures as it determines may be necessary to ensure that such notification is made (e.g., by requiring that Shares be held in a brokerage or custodial account established with a broker or other custodian selected by the Committee).

(d) No Right to Continued Employment or Service. Neither the Plan nor any action taken hereunder shall be construed as giving any Employee the right to be retained in the employ or service of the Company or any Participating Employer, nor shall it interfere in any way with the right of the Company or any Participating Employer to terminate an Employee’s employment at any time.

(e) Changes to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company’s stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if (i) such stockholder approval is required by any law or regulation or the rules of any stock exchange or quotation system on which the Shares may then be listed or quoted, (ii) such action will alter the basic structure of the Plan and results in a material benefit to current or future Participants (other than alterations which benefit the administration of the Plan, are required to conform to changes in legislation, or are necessary to obtain or maintain favorable tax, accounting or regulatory treatment for Participants, the Company or any Participating Employer), or (iii) the Board, in its discretion, otherwise determines to submit other such changes to the Plan to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any Shares previously purchased by the Participant. Notwithstanding the foregoing, the Committee may adopt amendments to the Plan; provided, that any such amendment does not materially increase the cost of the Plan to the Company. Upon termination of the Plan, any amounts then credited to a Participant’s Stock Purchase Account shall be returned to the Participant (without interest).

(f) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor any submission of the Plan or amendments thereto to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options or purchase rights otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(g) Governing Law. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

A-4

Appendix A

PROVISIONS APPLICABLE TO EMPLOYEES

OF NON-U.S. PARTICIPATING EMPLOYERS

The following definition of Purchase Price shall be applicable:

“Purchase Price” shall mean the price at which a Share shall be purchased on each Purchase Date, the method for determining which shall be set in advance of each Offering by the Committee; provided, however, that the Purchase Price shall not be less than 80% of the Market Value on the (i) Offering Date, or (ii) Purchase Date, whichever is lower.

A-5

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK * * * EASY

IMMEDIATE - 24 Hours a Day, 7 Days a Week

INSPIRED ENTERTAINMENT, INC.	Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on July 13, 2017.

INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

PROXY	Please mark your votes like this	X

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

1. Approval of the	FOR	AGAINST	ABSTAIN
Inspired Entertainment Employee Stock Purchase Plan.	☐	☐	☐

CONTROL NUMBER

Signature	Signature, if held jointly	Date______________, 2017

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials

for the Special Meeting of Stockholders

to Be Held Friday, July 14, 2017

The Accompanying Proxy Statement is

available at: www.inseinc.com

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

INSPIRED ENTERTAINMENT, INC.

The undersigned hereby appoints each of A. Lorne Weil and George Peng, acting singly, each with the power of substitution and revocation, to attend and to represent the undersigned at the Special Meeting of Stockholders of Inspired Entertainment, Inc., a Delaware corporation (the “Company”), to be held Friday, July 14, 2017, at 10:00 A.M. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, NY 10105, and any continuation or adjournment thereof, and to vote the number of shares of common stock of the Company the undersigned would be entitled to vote if personally present at the meeting in accordance with the instructions set forth on this proxy.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1.

IF VOTING BY MAIL, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE.

(Continued, and to be marked, dated and signed, on the other side)